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                                                                    Exhibit 10.5

                            INDEMNIFICATION AGREEMENT

      This INDEMNIFICATION AGREEMENT, dated as of November 27, 2006 (the "Agreement"), is among Atlas Copco North America Inc. (the "Company"), Rental Service Corporation, an Arizona Corporation ("RSC" and, together with the Company, the "Company Entities"), RSC Acquisition LLC ("Ripplewood 1"), RSC Acquisition II LLC ("Ripplewood 2", and together with Ripplewood 1, "Ripplewood"). OHCP II RSC, LLC ("Oak Hill 1"). OHCMP II RSC, LLC ("Oak Hill 2"), OHCP II RSC COI, LLC ("Oak Hill 3", and together with Oak Hill 1 and Oak Hill 2, "Oak Hill"). Ripplewood Holdings L.L.C., a Delaware limited liability corporation (the "Ripplewood Manager") and Oak Hill Capital Management, LLC (the "Oak Hill Manager" and, together with the Ripplewood Manager, the "Managers"), and Atlas Copco Finance S.a.r.l., a company organized under the laws of Luxembourg ("AC"). Capitalized terms used herein without definition have the meanings set forth in Section 1 of this Agreement.

                                    RECITALS

      A. In connection with the recapitalization of the Company (the "Recapitalization"), Ripplewood and Oak Hill (together, the "Investors") have agreed to acquire 85.47% of the outstanding shares of capital stock of the Company pursuant to a Recapitalization Agreement, dated as of October 6, 2006 (the "Recapitalization Agreement"), by and among Atlas Copco AB, AC, Ripplewood, Oak Hill and the Company.

      B. Pursuant to the Recapitalization, AC has agreed to sell a number of shares such that after the consummation of the Recapitalization it will own 14.53% of the outstanding shares of capital stock of the Company.

      C. The Company, AC, and the Investors have entered into a Stockholders Agreement, dated as of the date hereof (as the same may be amended from time to time in accordance with the terms thereof, the "Stockholders Agreement"), setting forth certain agreements with respect to, among other things, the management of the Company and transfers of its shares in various circumstances.

      D. Concurrently with the execution and delivery of this Agreement on the date hereof, the Company has entered into a Transaction Agreement with RSC and the Managers (as the same may be amended from time to time in accordance with its terms, the "Transaction Agreement") and a Monitoring Agreement with RSC and the Managers (as the same may be amended from time to time in accordance with its terms, the "Monitoring Agreement").


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      E. In connection with the Recapitalization and related transactions, the
Company is selling shares of its common stock, without par value ("Shares"), to the Investors (the "Equity Offering"),

      F. In connection with the Recapitalization, certain of the Company's Subsidiaries, including RSC, intend (i) to enter into a senior asset based loan facility and a senior second-lien term loan facility (the "Bank Financing") and
(ii) to issue senior unsecured notes (the "Bond Offering" and, together with the Bank Financing, the "Financings").

      G. The Managers have performed the Initial Services (as defined in the Transaction Agreement) for the benefit of Company and its Subsidiaries.

      H. The Company or one or more of its Subsidiaries from time to time in the future may (i) offer and sell or cause to be offered and sold equity or debt securities (such offerings, collectively, the "Subsequent Offerings"), including without limitation (a) offerings of shares of capital stock of the Company or any of its Subsidiaries, and/or options to purchase such shares to employees, directors, managers, dealers, franchisees and consultants of and to the Company or any of its Subsidiaries (any such offering, a "Management Offering"), and (b) one or more offerings of debt securities for the purpose of refinancing any indebtedness of the Company or any of its Subsidiaries or for other corporate purposes, and (ii) repurchase, redeem or otherwise acquire certain securities of the Company or any of its Subsidiaries or engage in recapitalization or structural reorganization transactions relating thereto (any such repurchase, redemption, acquisition, recapitalization or reorganization, a "Redemption").

      I. The parties hereto recognize the possibility that claims might be made against and liabilities incurred by each Manager, each Investor, or any of their respective Affiliates or related Persons under applicable securities laws or otherwise in connection with the Transactions or the Securities Offerings, or relating to other actions or omissions of or by members of the Company Group, or relating to the provision of management consulting, monitoring and financial advisory services to the Company Group by either Manager or its Affiliates, and the parties hereto accordingly wish to provide for each Manager, each Investor and their respective Affiliates and related Persons to be indemnified in respect of any such claims and liabilities.

      J. The parties hereto recognize that claims might be made against and liabilities incurred by directors and officers of any member of the Company Group in connection with their acting in such capacity, and accordingly wish to provide for such directors and officers to be indemnified to the fullest extent permitted by law in respect of any such claims and liabilities.


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      NOW, THEREFORE, in consideration of the foregoing premises, and the mutual agreements and covenants and provisions herein set forth, the parties hereto hereby agree as follows:

      1. Definitions.

      (a) "AC Indemnitee" means AC and its Affiliates, their respective successors and assigns, and the respective directors, officers, partners, members, employees, agents, advisors, consultants, representatives and controlling persons (within the meaning of the Securities Act) of each of them, or of their partners, members and controlling persons, and each other person who is or becomes a director or an officer of any member of the Company Group, in each case irrespective of the capacity in which such person acts.

      (b) "Affiliate" means, with respect to any Person, (i) any other Person directly or indirectly Controlling, Controlled by or under common Control with, such Person (ii) any Person directly or indirectly owning or Controlling 10% or more of any class of outstanding voting securities of such Person or (iii) any officer, director, general partner or trustee of any such Person described in clause (i) or (ii). "Control" of any Person shall consist of the power to direct the management and policies of such Person (whether through the ownership of voting securities, by contract, as trustee or executor, or otherwise).

      (c) "Claim" means, with respect to any Indemnitee, any claim against such Indemnitee involving any Obligation with respect to which such Indemnitee may be entitled to be defended and indemnified by any member of the Company Group under this Agreement.

      (d) "Commission" means the United States Securities and Exchange Commission or any successor entity thereto.

      (e) "Company Group" means the Company Entities and any of their respective Subsidiaries.

      (f) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

      (g) "Indemnitee" means (i) each Manager, each Investor, their respective Affiliates, their respective successors and assigns, and the respective directors, officers, partners, members, employees, agents, advisors, consultants, representatives and controlling persons (within the meaning of the Securities Act) of each of them, or of their partners, members and controlling persons, and each other person who is or becomes a director or an officer of any member of the Company Group, in each case irrespective of the capacity in which such person acts and (ii) solely with respect to Obligations arising under the securities laws in connection with the Bond Offering and imposed on the AC


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Indemnitees by virtue of the fact that at the time of the Bond Offering AC was in control of the Company, the AC Indemnitees.

      (h) "Obligations" means, collectively, any and all claims, obligations, liabilities, causes of actions, actions, suits, proceedings, investigations, judgments, decrees, losses, damages, fees, costs and expenses (including without limitation interest, penalties and fees and disbursements of attorneys, accountants, investment bankers and other professional advisors), in each case whether incurred, arising or existing with respect to third parties or otherwise at any time or from time to time.

      (i) "Person" means an individual, corporation, limited liability company, limited or general partnership, trust or other entity, including a governmental or political subdivision or an agency or instrumentality thereof.

      (j) "Related Document" means any agreement, certificate, instrument or other document to which any member of the Company Group may be a party or by which it or any of its properties or assets may be bound or affected from time to time relating in any way to the Transactions or any Securities Offering or any of the transactions contemplated thereby, including without limitation, in each case as the same may be amended from time to time, (i) any registration statement filed by or on behalf of any member of the Company Group with the Commission in connection with the Transactions or any Securities Offering, including all exhibits, financial statements and schedules appended thereto, and any submissions to the Commission in connection therewith, (ii) any prospectus, preliminary or otherwise, included in such registration statements or otherwise filed by or on behalf of any member of the Company Group in connection with the Transactions or any Securities Offering or used to offer or confirm sales of their respective securities in any Securities Offering, (iii) any private placement or offering memorandum or circular, information statement or other information or materials distributed by or on behalf of any member of the Company Group or any placement agent or underwriter in connection with the Transactions or any Securities Offering, (iv) any federal, state or foreign securities law or other governmental or regulatory filings or applications made in connection with any Securities Offering, the Transactions or any of the transactions contemplated thereby, (v) any dealer-manager, underwriting, subscription, purchase, stockholders, option or registration rights agreement or plan entered into or adopted by any member of the Company Group in connection with any Securities Offering, (vi) any purchase, repurchase, redemption, recapitalization or reorganization or other agreement entered into by any member of the Company Group in connection with any Redemption, or (vii) any quarterly, annual or current reports or other filing filed, furnished or supplementally provided by any member of the Company Group with or to the Commission or any securities exchange, including all exhibits, financial statements and schedules appended thereto, and any submission to the Commission or any securities exchange in connection therewith.


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      (k) "Securities Act" means the Securities act of 1933, as amended, and the rules and regulations promulgated thereunder.

      (1) "Securities Offerings" means any Management Offering, any Redemption and any Subsequent Offering.

      (m) "Subsidiary" means each corporation or other Person in which a Person owns or Controls, directly or indirectly, capital stock or other equity interests representing more than 50% of the outstanding voting stock or other equity interests.

      (n) "Transactions" means the Equity Offering, the Financings and the Recapitalization.

      2. Indemnification.

      (a) Each of the Company Entities (each, an "Indemnifying Party" and collectively, the "Indemnifying Parties"), jointly and severally, agrees to indemnify, defend and hold harmless each Indemnitee:

            (i) from and against any and all Obligations, whether incurred with respect to third parties or otherwise, in any way resulting from, arising out of or in connection with, based upon or relating to (A) the Securities Act, the Exchange Act or any other applicable securities or other laws, in connection with any Securities Offering, the Financings, any Related Document or any of the transactions contemplated thereby, (B) any other action or failure to act of any member of the Company Group or any of their predecessors, whether such action or failure has occurred or is yet to occur or (C) the performance by a Manager of management consulting, monitoring, financial advisory or other services for any member of the Company Group (whether performed prior to or on the date hereof, hereafter, pursuant to the Transaction Agreement, the Monitoring Agreement or otherwise), except to the extent that any such Obligation is found in a final judgment by a court of competent jurisdiction to have resulted from the gross negligence or intentional misconduct of such Manager; and

            (ii) to the fullest extent permitted by applicable law, from and against any and all Obligations in any way resulting from, arising out of or in connection with, based upon or relating to (A) the fact that such Indemnitee is or was a director or an officer of any member of the Company Group or is or was serving at the request of such corporation as a director, officer, employee or agent of or advisor or consultant to another corporation, partnership, joint venture, trust or other enterprise or (B) any breach or alleged breach by such Indemnitee of his or her fiduciary duty as a director or an officer of any member of the Company Group;


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

in each case including but not limited to any and all fees, costs and expenses (including without limitation fees and disbursements of attorneys and other professional advisers) incurred by or on behalf of any Indemnitee in asserting, exercising or enforcing any of its rights, powers, privileges or remedies in respect of this Agreement, the Transaction Agreement or the Monitoring Agreement, provided that no Indemnifying Party shall be obligated to indemnify and hold harmless any Indemnitee under this Section 2(a) in respect of any claim made against the Indemnitee by any of its own directors, officers, partners, members, stockholders, employees, agents, advisors, consultants, representatives and controlling persons (any of the foregoing, a "Related Person") to the extent arising from any obligation of such Indemnitee to such Related Person (whether arising from contract, by law or otherwise).

      (b) Without in any way limiting the foregoing Section 2(a), each of the Indemnifying Parties agrees, jointly and severally, to indemnify, defend and hold harmless each Indemnitee from and against any and all Obligations resulting from, arising out of or in connection with, based upon or relating to liabilities under the Securities Act, the Exchange Act or any other applicable securities or other laws, rules or regulations in connection with (i) the inaccuracy or breach of or default under any representation, warranty, covenant or agreement in any Related Document, (ii) any untrue statement or alleged untrue statement of a material fact contained in any Related Document or (iii) any omission or alleged omission to state in any Related Document a material fact required to be stated therein or necessary to make the statements therein not misleading. Notwithstanding the foregoing, the Indemnifying Parties shall not be obligated to indemnify such Indemnitee from and against any such Obligation to the extent that such Obligation arises out of or is based upon an untrue statement or omission made in such Related Document in reliance upon and in conformity with written information furnished to the Company Entities, as the case may be, in an instrument duly executed by such Indemnitee and specifically stating that it is for use in the preparation of such Related Document.

      (c) For the avoidance of doubt, consistent with clause (ii) of the definition of "Indemnitee," the AC Indemnitees shall be indemnified under this
Section 2(a) solely for Obligations arising under the securities laws in connection with the Bond Offering that are imposed on the AC Indemnities by virtue of the fact that at the time of the Bond Offering AC was in control of the Company.

      3. Contribution.

      (a) Except to the extent that Section 3(b) is applicable, if for any reason the indemnity provided for in Section 2(a) is unavailable or is insufficient to hold harmless any Indemnitee from any of the Obligations covered by such indemnity, then the Indemnifying Parties, jointly and severally, shall contribute to the amount paid or payable by such Indemnitee as a result of such Obligation in such proportion as is appropriate to


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reflect (i) the relative fault of each member of the Company Group, on the one hand, and such Indemnitee, on the other, in connection with the state of facts giving rise to such Obligation, (ii) if such Obligation results from, arises out of, is based upon or relates to the Transactions or any Securities Offering, the relative benefits received by each member of the Company Group, on the one hand, and such Indemnitee, on the other, from such Transaction or Securities Offering and (iii) if required by applicable law, any other relevant equitable considerations.

      (b) If for any reason the indemnity specifically provided for in Section 2(b) is unavailable or is insufficient to hold harmless any Indemnitee from any of the Obligations covered by such indemnity, then the Indemnifying Parties, jointly and severally, shall contribute to the amount paid or payable by such Indemnitee as a result of such Obligation in such proportion as is appropriate to reflect (i) the relative fault of each of the members of the Company Group, on the one hand, and such Indemnitee, on the other, in connection with the information contained in or omitted from any Related Document, which inclusion or omission resulted in the inaccuracy or breach of or default under any representation, warranty, covenant or agreement therein, or which information is or is alleged to be untrue, required to be stated therein or necessary to make the statements therein not misleading, (ii) the relative benefits received by the members of the Company Group, on the one hand, and such Indemnitee, on the other, from such Transaction or Securities Offering and (iii) if required by applicable law, any other relevant equitable considerations.

      (c) For purposes of Section 3(a), the relative fault of each member of the Company Group, on the one hand, and of the Indemnitee, on the other, shall be determined by reference to, among other things, their respective relative intent, knowledge, access to information and opportunity to correct the state of facts giving rise to such Obligation. For purposes of Section 3(b), the relative fault of each of the members of the Company Group, on the one hand, and of the Indemnitee, on the other, shall be determined by reference to, among other things, (i) whether the included or omitted information relates to information supplied by the members of the Company Group, on the one hand, or by such Indemnitee, on the other, (ii) their respective relative intent, knowledge, access to information and opportunity to correct such inaccuracy, breach, default, untrue or alleged untrue statement, or omission or alleged omission, and (iii) applicable law. For purposes of Section 3(a) or 3(b), the relative benefits received by each member of the Company Group, on the one hand, and the Indemnitee, on the other, shall be determined by weighing the direct monetary proceeds to the Company Group, on the one hand, and such Indemnitee, on the other, from such Transaction or Securities Offering.

      (d) The parties hereto acknowledge and agree that it would not be just and equitable if contributions pursuant to Section 3(a) or 3(b) were determined by pro rata allocation or by any other method of allocation that does not take into account the


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equitable considerations referred to in such respective Section. The
Indemnifying Parties shall not be liable under Section 3(a) or 3(b), as applicable, for contribution to the amount paid or payable by any Indemnitee except to the extent and under such circumstances any Indemnifying Party would have been liable to indemnify, defend and hold harmless such Indemnitee under the corresponding Section 2(a) or 2(b), as applicable, if such indemnity were enforceable under applicable law. No Indemnitee shall be entitled to contribution from any Indemnifying Party with respect to any Obligation covered by the indemnity specifically provided for in Section 2(b) in the event that such Indemnitee is finally determined to be guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such Obligation and the Indemnifying Parties are not guilty of such fraudulent misrepresentation.

      4. Indemnification Procedures.

      (a) Whenever any Indemnitee shall have actual knowledge of the reasonable likelihood of the assertion of a Claim, either Manager (acting on its own behalf or, if requested by any such Indemnitee other than itself, on behalf of such Indemnitee) or such Indemnitee shall notify the appropriate member of the Company Group in writing of the Claim (the "Notice of Claim") with reasonable promptness after such Indemnitee has such knowledge relating to such Claim and has notified such Manager thereof. The Notice of Claim shall specify all material facts known to such Manager (or if given by such Indemnitee, such Indemnitee) that may give rise to such Claim and the monetary amount or an estimate of the monetary amount of the Obligation involved if such Manager (or if given by such Indemnitee, such Indemnitee) has knowledge of such amount or a reasonable basis for making such an estimate. The failure of such Manager or Indemnitee to give such Notice of Claim shall not relieve any Indemnifying Party of its respective indemnification obligations under this Agreement except to the extent that such omission results in a failure of actual notice to it and it is materially injured as a result of the failure to give such Notice of Claim. The Indemnifying Parties shall, at their expense, undertake the defense of such Claim with attorneys of their own choosing reasonably satisfactory in all respects to such Manager or Indemnitee. Such Manager or Indemnitee may participate in such defense with counsel of such Manager's or Indemnitee's choosing at the expense of the Indemnifying Parties. In the event that none of the Indemnifying Parties undertake the defense of the Claim within a reasonable time after such Manager or Indemnitee has given the Notice of Claim, or in the event that such Manager or Indemnitee shall in good faith determine that the defense of any claim by the Indemnifying Parties is inadequate or may conflict with the interest of any Indemnitee, such Manager or Indemnitee may, at the expense of the Indemnifying Parties and after giving notice to the Indemnifying Parties of such action, undertake the defense of the Claim and compromise or settle the Claim, all for the account of and at the risk of the Indemnifying Parties. In the defense of any Claim, the Indemnifying Parties shall not, except with the prior written consent of such Manager or Indemnitee, consent to entry of any judgment or enter into any settlement that includes any injunctive or other non-


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monetary relief, or that does not include as an unconditional term thereof the giving by the Person or Persons asserting such Claim to such Indemnitee of a release from all liability with respect to such Claim. In each case, such Manager and each other Indemnitee seeking indemnification hereunder will cooperate with the Indemnifying Parties, so long as the Indemnifying Parties are conducting the defense of the Claim, in the preparation for and the prosecution of the defense of such Claim, including making available evidence within the control of such Manager or such Indemnitee, as the case may be, and persons needed as witnesses who are employed by such Manager or such Indemnitee, as the case may be, in each case as reasonably needed for such defense and at cost, which cost, to the extent reasonably incurred, shall be paid by the Indemnifying Parties.

      (b) The Indemnifying Parties hereby agree to advance reasonable costs and expenses, including attorney's fees, incurred by either Manager (acting on its own behalf or, if requested by any such Indemnitee other than itself, on behalf of such Indemnitee) or any Indemnitee in defending any Claim in advance of the final disposition of such Claim upon receipt of an undertaking by or on behalf of such Manager or such Indemnitee to repay amounts so advanced if it shall ultimately be determined that such Manager or such Indemnitee is not entitled to be indemnified by any Indemnifying Party as authorized by this Agreement.

      (c) The applicable Manager shall notify the Indemnifying Parties in writing of the amount of any Claim actually paid by such Manager (the "Notice of Payment"). The amount of any Claim actually paid by such Manager shall bear compounded interest at the rate equal to the JPMorgan Chase Bank, N.A. prime rate as of the date of such payment plus 2% per annum, from the date any Indemnifying Party receives the Notice of Payment to the date on which any Indemnifying Party shall repay the amount of such Claim plus interest thereon to such Manager.

      (d) Notwithstanding anything in this Agreement to the contrary, in the event that any AC Indemnitee delivers a Notice of Claim in conformity with this Agreement to a member of the Company Group, the rights of the Indemnifying Parties and the AC Indemnitees with respect to the matters set forth in this
Section 4 shall be governed by Section 10.1(f) of the Recapitalization Agreement, mutatis mutandis.

      5. Certain Covenants. The rights of each Indemnitee to be indemnified under any other agreement, document, certificate or instrument or applicable law are independent of and in addition to any rights of such Indemnitee to be indemnified under this Agreement. The rights of each Indemnitee and the obligations of each Indemnifying Party hereunder shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnitee. Following the Transactions, each of the Company Entities, and each of their corporate successors, shall implement and maintain in full force and effect any and all corporate charter and by-law provisions that may be


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necessary or appropriate to enable it to carry out its obligations hereunder to the fullest extent permitted by applicable law, including without limitation a provision of its certificate of incorporation (or comparable organizational document under its jurisdiction of incorporation) eliminating liability of a director for breach of fiduciary duty to the fullest extent permitted by applicable law, as amended from time to time.

      6. Notices. All notices and other communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class postage prepaid and return receipt requested), telecopier, overnight courier or hand delivery, as follows:

            (a) If to any Company Entity, to it:

                c/o Rental Service Corporation
                6929 E. Greenway Parkway
                Scottsdale, Arizona 85254
                Attn: Erik Olsson
                Facsimile: (480) 368-4280

            (b) If to Ripplewood or the Ripplewood Manager, to it:

                c/o Ripplewood Holdings, L.L.C.
                One Rockefeller Plaza, 32nd Floor
                New York, NY 10020
                Attn: Christopher P. Minnetian, Esq.
                Facsimile: (212) 218-2778

            (b) If to Oak Hill or the Oak Hill Manager, to it:

                c/o Oak Hill Capital Management, L.L.C.
                65 E. 55th Street, 36th Floor
                New York, NY 10022
                Attn: John R. Monsky, Esq.
                Facsimile: (212) 758-3572

            (c) If to AC, to it:

            c/o Atlas Copco AB
            SE-105 23
            Stockholm, Sweden
            Attn: Hakan Osvald
            Facsimile: 011-46-8-743-8037

            With a copy to:


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             Pillsbury Winthrop Shaw Pittman LLP
             1540 Broadway
             New York, New York 10036
             Attn: Stephen R. Rusmisel, Esq.
                   Donovan W. Burke, Esq.
             Facsimile: (212)858-1500

or to such other address or such other person as the applicable party shall have designated by notice to the other parties hereto. All communications hereunder shall be effective upon receipt by the party to which they are addressed. A copy of any notice or other communication given under this Agreement shall also be given to:

                  Debevoise & Plimpton LLP
                  919 Third Avenue
                  New York, New York 10022
                  Attention: Jeffrey J. Rosen, Esq.
                  Facsimile: (212)909-6836

      7. Governing Law: Jurisdiction, Waiver of Jury Trial. This Agreement shall be governed in all respects, including validity, interpretation and effect, by the law of the State of New York, regardless of the law that might be applied under principles of conflict of laws to the extent such principles would require or permit the application of the laws of another jurisdiction. Each of the parties hereto irrevocably and unconditionally (a) agrees that any legal suit, action or proceeding brought by any party hereto arising out of or based upon this Agreement or the transactions contemplated hereby may be brought in any court of the State of New York or Federal District Court for the Southern District of New York located in the City, County and State of New York (each, a "New York Court"), (b) waives, to the fullest extent that it may effectively do so, any objection that it may now or hereafter have to the laying of venue of any such proceeding brought in a New York Court, and any claim that any such action or proceeding brought in a New York Court has been brought in an inconvenient forum, (c) submits to the non-exclusive jurisdiction of any New York Court in any suit, action or proceeding and (d) ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE HEREBY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE BREACH, TERMINATION OR VALIDITY OF THIS AGREEMENT. With respect to clause (d) of the immediately preceding sentence, each of the parties hereto acknowledges and certifies that (i) no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the

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waiver contained therein, (ii) it understands and has considered the implications of such waiver, (iii) it makes such waiver voluntarily and (iv) it has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications contained in this Section 7.

      8. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

      9. Successors; Binding Effect. Each Indemnifying Party will require any successor (whether direct or indirect, by purchase, merger, consolidation, reorganization or otherwise) to all or substantially all of the business and assets of such Indemnifying Party, by agreement in form and substance satisfactory to each Manager, each Investor and their counsel, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that such Indemnifying Party would be required to perform if no such succession had taken place. This Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and permitted assigns, and each other Indemnitee, but neither this Agreement nor any right, interest or obligation hereunder shall be assigned, whether by operation of law or otherwise, by the Company Entities without the prior written consent of the Managers and the Investors.

      10. Miscellaneous. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement is not intended to confer any right or remedy hereunder upon any Person other than each of the parties hereto and their respective successors and permitted assigns and each other Indemnitee. No amendment, modification, supplement or discharge of this Agreement, and no waiver hereunder shall be valid and binding unless set forth in writing and duly executed by the party or other Indemnitee against whom enforcement of the amendment, modification, supplement or discharge is sought. Neither the waiver by any of the parties hereto or any other Indemnitee of a breach of or a default under any of the provisions of this Agreement, nor the failure by any party hereto or any other Indemnitee on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right, powers or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any provisions hereof, or any rights, powers or privileges hereunder. The rights, indemnities and remedies herein provided are cumulative and are not exclusive of any rights, indemnities or remedies that any party or other Indemnitee may otherwise have by contract, at law or in equity or otherwise; provided that AC acknowledges, for itself and the AC Indemnitees, that rights of the AC Indemnitees under this Agreement are not intended to, and shall not, modify, impair or otherwise prevent the Company Entities for exercising their rights under the Recapitalization Agreement, including without limitation their rights against any AC Indemnitee under
Section 10.1(a) thereof. This Agreement
may be executed in several counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

         [The remainder of this page has been left blank intentionally.]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement by their authorized representatives as of the date first above written.


                                       RIPPLEWOOD HOLDINGS L.L.C.

                                       By: /s/ Christopher P. Minnetian
                                          ----------------------------------
                                          Name:
                                          Title:


                                       RSC ACQUISITION LLC

                                       By: Ripplewood Partners II, L.P.
                                           its Sole Member

                                       By: Ripplewood Partners II GP, L.P.
                                           its General Partner

                                       By: RP II GP, LLC
                                           its General Partner


                                       By: /s/ Christopher P. Minnetian
                                          ----------------------------------
                                          Name: Christopher P. Minnetian
                                          Title: Secretary



                         - Indemnification Agreement -

                                  RSC ACQUISITION II LLC

                                  By: Ripplewood Partners II Parallel Fund, L.P.
                                      its Sole Member

                                  By: Ripplewood Partners II GP, L.P.
                                      its General Partner

                                  By: RP II GP, LLC
                                      its General Partner


                                  By: /s/ Christopher P. Minnetian
                                     ----------------------------------
                                     Name: Christopher P. Minnetian
                                     Title: Secretary



                         - Indemnification Agreement -

                                       OAK HILL CAPITAL MANAGEMENT, LLC


                                       By: /s/ John R. Monsky
                                          -------------------------------------
                                          Name: John R. Monsky
                                          Title: Vice President



                                       OHCP II RSC, LLC

                                       By: Oak Hill Capital Partners II, L.P.
                                           its Sole Member

                                       By: OHCP Gen Par II, L.P.
                                           its General Partner


                                       By: OHCP MGP II, L.L.C.
                                           its General Partner



                                       By: /s/ John R. Monsky
                                          -------------------------------------
                                          Name: John R. Monsky
                                          Title: Vice President


                         - Indemnification Agreement -

                               OHCMP II RSC, LLC

                               By: Oak Hill Capital Management Partners II, L.P.
                                   its Sole Member

                               By: OHCP Gen Par II, L.P.
                                   its General Partner


                               By: OHCP MGP II, L.L.C.
                                   its General Partner

                               By: /s/ John R. Monsky
                                  -------------------------------------
                                  Name: John R. Monsky
                                  Title: Vice President



                               OHCP II RSC COI, LLC


                               By: OHCP Gen Par II, L.P.
                                   its Sole Partner


                               By: OHCP MGP II, L.L.C.
                                   its General Partner



                               By: /s/ John R. Monsky
                                  -------------------------------------
                                  Name: John R. Monsky
                                  Title: Vice President


                 - Indemnification Agreement -

                                       ATLAS COPCO NORTH AMERICA INC.

                                       By: /s/ Mark Cohen
                                          -------------------------------------
                                          Name: Mark Cohen
                                          Title: President


                                       RENTAL SERVICE CORPORATION

                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                       ATLAS COPCO FINANCE S.A.R.L.

                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:



                          -Indemnification Agreement-

                                       ATLAS COPCO NORTH AMERICA INC.

                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                       RENTAL SERVICE CORPORATION

                                       By: /s/ Erik Olsson
                                          -------------------------------------
                                          Name: Erik Olsson
                                          Title: President & CFO


                                       ATLAS COPCO FINANCE S.A.R.L.

                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:



                          -Indemnification Agreement-

                                       ATLAS COPCO NORTH AMERICA INC.

                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                       RENTAL SERVICE CORPORATION

                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                       ATLAS COPCO FINANCE S.A.R.L.

                                       By: /s/ Ken Lagerborg
                                          -------------------------------------
                                          Name: Ken Lagerborg
                                          Title: Manager

                                       By: Illegible
                                          -------------------------------------
                                          Name: Illegible
                                          Title: Director



                          -Indemnification Agreement-